UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                 March 22, 2000
                                ----------------
                                 Date of Report



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)




        Pennsylvania                000-22026               25-1407782
----------------------------     ---------------         ----------------
(State or other              (Commission File Number)    (IRS Employer
jurisdiction of corporation)                                 Identification No.)





One RentWay Place, Erie, Pennsylvania                          16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                     Zip Code



Registrant's telephone number, including area code:        (814) 455-5378
                                                    ----------------------------

Item 5.           Other Events


ERIE, Pa., March 22 /PRNewswire/ -- Rent-Way, Inc. (NYSE: RWY - news) today announced that it will host a conference call on Monday, March 26, 2001 to update investors on several matters. Call participants will include William E. Morgenstern, Rent-Way's chairman and chief executive officer, William McDonnell, vice president and chief financial officer, and Scott King, interim Chief Accounting Officer.

Conference call details:
         Date/Time: Monday, March 26, 4:30 p.m. (EST)
         Toll Free Telephone Number: 800/659-4363
         Reservation Number: 8475399

It is recommended that participants call 15 minutes before the call is scheduled to begin. The conference call will also be web cast on the Internet at http://www.videonewswire.com/RENTWAY/032601/. A replay of the call in its entirety will be available for 24 hours approximately one hour after the completion of the conference call by dialing 800-252-6030 and entering the above reservation number, and on the Internet at http://www.videonewswire.com/RENTWAY/032601/.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,139 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Rent-Way, Inc.
                           ---------------------------
                                  (Registrant)





       March 22, 2001                             /s/William E. Morgenstern
-----------------------------                   --------------------------------
             Date                                          (Signature)
                                                      William E. Morgenstern
                                            Chairman and Chief Executive Officer





       March 22, 2001                             /s/William A. McDonnell
------------------------------                  --------------------------------
            Date                                           (Signature)
                                                      William A. McDonnell
                                      Vice President and Chief Financial Officer